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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): September 29, 2005

                     The Travelers Life and Annuity Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                 Connecticut
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                 (State or Other Jurisdiction of Incorporation)


                33-58677                                   06-0904249
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        (Commission File Number)               (IRS Employer Identification No.)

  One Cityplace, Hartford, Connecticut                       06103-3415
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(Address of Principal Executive Offices)                   (Zip Code)

                                    860-308-1000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) As a result of the acquisition on July 1, 2005 of The Travelers Life and Annuity Company (the "Company") by Metlife, Inc., on September 29, 2005, the Company dismissed KPMG LLP ("KPMG") as its independent auditors for all periods subsequent to June 30, 2005. This dismissal was approved by the Company's Board of Directors.

     KPMG's audit report on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two most recent fiscal years and any subsequent interim period preceding September 29, 2005, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii)"reportable events," as defined in Item 304(a)(i)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     A letter from KPMG to the U.S. Securities and Exchange Commission is attached as Exhibit 16.1 to this Form 8-K.

(b)  On September 29, 2005, the Company engaged Deloitte & Touche LLP
     ("D&T") to serve as its independent auditors for all interim periods in 2005 subsequent to June 30, 2005 and for the year ended December 31, 2005. During the two most recent fiscal years and any subsequent interim period preceding September 29, 2005, neither the Company nor anyone on its behalf consulted D&T regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has D&T provided to the Company a written report or oral advice regarding such principles or audit opinion.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) 16.1 Letter regarding change in certifying accountant.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE TRAVELERS LIFE AND ANNUITY COMPANY


                                     By:  /s/ Gwenn L. Carr
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                                          Name:   Gwenn L. Carr
                                          Title:  Senior Vice-President and
                                                  Secretary


Date: October 5, 2005


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                                 EXHIBIT INDEX
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Exhibit                             Exhibit
Number                             ---------
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 16.1           Letter regarding change in certifying accountant